SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 19, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


            TENNESSEE              00 0-27694             62-1201561
           (State or other      (Commission File         (IRS Employer
            jurisdiction of        Number)             Identification Number)
            incorporation)

        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
       (Address of principal executive offices)                    (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c) Exhibits.

99.1 Press Release of SCB Computer Technology, Inc. (the "Company") dated June 19, 2003 reporting the Company's financial results for the fourth quarter and fiscal year ended April 30, 2003.

99.2 Script of Comments of the Company during a conference call on June 19, 2003.

ITEM 9.           Regulation FD Disclosure; and

ITEM 12. Results of Operations and Financial Condition (provided under "Item 9. Regulation FD disclosure)

                  On June 19, 2003, the Company issued its press release announcing financial results for the fourth quarter and fiscal year ended April 30, 2003. A copy of the press release is attached as Exhibit 99.1. On June 19, 2003, the Company will conduct a conference call to discuss the financial results of the fourth quarter and fiscal year ended April 30, 2003. A copy of the script of the comments discussing financial results is attached as Exhibit 99.2.

         Such information in the press release that relates to financial information about completed fiscal periods is being provided under Item 12 pursuant to SEC Release No. 33-8216. Such other material non-public information included in the press release is being provided under Item 9 pursuant to the requirements of Regulation FD. The information included pursuant to Item 9 and
Item 12 shall not be deemed to be incorporated by reference into any filing by the Company pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 19, 2003

                         SCB COMPUTER TECHNOLOGY, INC.,

                     By:      /s/ Michael J. Boling
                        ------------------------------------------------------
                              Michael J. Boling,
                              Executive Vice President and
                              Chief Financial Officer